-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported):June 17, 1999


                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     333-45467                13-3291626
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


       1585 Broadway
     New York, New York                                             10036
    ---------------------                                       ----------
    (Address of Principal                                       (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code (212) 703-4000
                                                   --------------


-------------------------------------------------------------------------------

Item 5.           Other Events.
------            ------------

         On June 17, 1999, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Banc One Financial Services, Inc., as seller (the "Seller"), Bank One, Indiana, National Association, as master servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), providing for the issuance of the Banc One Home Equity Loan Asset Certificates, Series 1999-2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.          Financial Statements, Pro Forma Financial
------           -----------------------------------------
                 Information and Exhibits.
                 ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of June 1, 1999, by and among the Company, the Seller, the Master Servicer and the Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MORGAN STANLEY CAPITAL I INC.



                                              By:  /s/ Sunjeev Khanna
                                                   ----------------------------
                                                   Name:   Sunjeev Khanna
                                                   Title:  Principal


Dated:  June 28, 1999

                                  Exhibit Index
                                  -------------


Exhibit                                                                   Page
-------                                                                   ----

99.1.           Pooling and Servicing Agreement,
                dated as of June 1, 1999, by
                and among, the Company, the Seller,
                the Master Servicer and the Trustee.                        6